UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 1, 2011

Beacon Power Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-31973	04-3372365
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

65 Middlesex Road
Tyngsboro, Massachusetts	01879
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 694-9121

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 1, 2011, Beacon Power Corporation (the “Company”) received notice from The Nasdaq Listing Qualifications Staff (the “Staff”) stating that the Staff has determined that the Company’s securities will be delisted from The Nasdaq Stock Market LLC (“Nasdaq”).   The Staff reached its decision under Nasdaq Listing Rules 5101, 5110(b), and IM-5101-1 following the Company’s announcement that the Company and its subsidiaries, Stephentown Holding, LLC and Stephentown Regulation Services, LLC, filed a voluntary petition in the United States Bankruptcy Court for the District of Delaware on October 30, 2011 seeking relief under the provisions of Chapter 11 of the United States Bankruptcy Code (Case Nos. 11-13450, 11-13451 and 11-13452) (together, the “Bankruptcy Cases”).

As previously disclosed, on September 30, 2011, the Company received a letter from Nasdaq indicating that for 30 consecutive business days, the bid price of the Company’s common stock had closed below the minimum $1.00 per share requirement for continued inclusion on Nasdaq.  Given this continued listing requirement, the early status of the Bankruptcy Cases and the demands the Bankruptcy Cases have posed on the Company’s resources, the Company does not plan to appeal the Staff’s determination to delist the Company’s common stock.  Accordingly, trading of the Company’s common stock will be suspended at the opening of business on November 10, 2011, and a Form 25-NSE will be filed with the Securities and Exchange Commission, which will remove the Company’s securities from listing and registration on Nasdaq.  After the Company’s common stock is delisted by Nasdaq, it may trade on the OTC Bulletin Board (“OTC BB”) or the Pink OTC Markets Inc. (the “Pink Sheets”), but only if a market maker applies to quote the Company’s common stock.  There is no assurance that any market maker will decide to quote the Company’s common stock immediately following delisting by Nasdaq, or at all, and thus there is no assurance that the Company’s common stock will be eligible to trade on the OTC BB or the Pink Sheets.

Item 3.03.  Material Modification to Rights of Security Holders.

On November 4, 2011, the Company filed a motion with the bankruptcy court for entry of an order (the “Order”) to establish restrictions on certain transfers of equity securities of the Company and notice and hearing procedures relating thereto.  The motion requested that the Order be entered with retroactive effect to the date of the filing of the motion, November 4, 2011.

The Company has substantial net operating losses and other tax attributes for United States federal income tax purposes (“tax attributes”) that can generally be used to offset its future taxable income and therefore reduce its United States federal income tax obligations.  The Company’s ability to use these tax attributes, however, will be adversely affected if the Company has an “ownership change” as defined under Section 382 of the Internal Revenue Code (the “Code”). Generally, an “ownership change” would occur if the percentage of the Company’s stock owned by one or more “five percent stockholders,”  as defined under Section 382 of the Code, increases by more than fifty percentage points over the lowest percentage of stock owned by such stockholders at any time during the prior three-year period.

If entered, the Order would prohibit any person from transferring, directly or indirectly, any equity securities, including options, of the Company if the transfer would create or result in a person becoming a direct or indirect holder of 4.5% or more of the Company’s common stock or increase or decrease the stock ownership of any existing 4.5% stockholder, unless such person provides advance written notice of such transfer to the bankruptcy court and the Company.  Further, if entered, the Order provides a procedure by which the Company may object to such transfer.  The bankruptcy court would rule on any such objection.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 4, 2011, Virgil G. Rose resigned from the Board of Directors of the Company. Mr. Rose’s resignation from the Board of Directors of the Company was not a result of any disagreement with the Company or the Company’s Board of Directors.

Item 7.01.  Regulation FD Disclosure.

On November 7, 2011, the Company posted an update on its status to its website (the “Statement”), attached as Exhibit 99.1, which is incorporated by reference herein.

Limitation on Incorporation by Reference. The information contained in Exhibit 99.1 is being furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the statement attached as an exhibit hereto, the statement contains forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary notes in the statement regarding these forward-looking statements.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

99.1         Statement by Beacon Power Corporation dated November 7, 2011.

Forward-Looking Information

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various factors, risks and uncertainties that could cause our actual results to differ materially from those expressed in these forward-looking statements, including, but not limited to: (i) the potential adverse impact of the Bankruptcy Cases on our business, financial condition or results of operations, including our ability to maintain contracts and other customer and vendor relationships that are critical to our business and the actions and decisions of our creditors and other third parties with interests in our Bankruptcy Cases; (ii) our ability to maintain adequate liquidity to fund our operations during the Bankruptcy Cases and to fund a plan of reorganization and thereafter, including maintaining normal terms with our vendors and service providers during the Bankruptcy Cases and complying with the covenants and other terms of our financing agreements; (iii) our ability to obtain court approval with respect to motions in the Bankruptcy Cases prosecuted from time to time and to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Bankruptcy Cases and to consummate all of the transactions contemplated by one or more such plans of reorganization or upon which consummation of such plans may be conditioned; (iv) risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the Chapter 11 Bankruptcy Cases to Chapter 7 cases; (v) those factors identified in our filings with the Securities and Exchange Commission as may be accessed at www.sec.gov.

The risks and uncertainties and the terms of any reorganization plan ultimately confirmed can affect the value of our various pre-petition liabilities, common stock and/or other securities. No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies. A plan of reorganization could result in holders of our liabilities and/or securities receiving no value for their interests. Because of such possibilities, the value of these liabilities and/or securities is highly speculative and will pose substantial risks. Trading prices for the Company’s common stock may bear little or no relationship to the actual recovery, if any, by holders thereof in the Bankruptcy Cases.  Accordingly, the Company urges extreme caution with respect to existing and future investments in its common stock.  Caution should be taken not to place undue reliance on our forward-looking statements, which represent our view only as of the date of this Current Report on Form 8-K, and which we assume no obligation to update.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON POWER CORPORATION

November 7, 2011	By:	/s/ James M. Spiezio
		Name:	James M. Spiezio
		Title:	Chief Financial Officer